Exhibit 10.1

                          WEBSTER FINANCIAL CORPORATION
                                  Webster Plaza
                             Waterbury, Connecticut

                                January 10, 2000

Brian Orenstein
MECH Financial, Inc.
100 Peal Street
Hartford, Connecticut 06103

Dear Mr. Orenstein:

                  1. In consideration for the payments set forth in paragraph 2 hereof, you hereby agree that for a period of nine months commencing upon the day following the consummation (the "Effective Time") of the transactions contemplated by the Agreement and Plan of Merger by and between Webster Financial Corporation (the "Company") and MECH Financial, Inc. ("MECH"), dated as of December 1, 1999 (the "Merger Agreement"), you will adhere to the restrictions and limitations set forth herein.

                  (a) Confidential Information. You will hold in a fiduciary capacity for the benefit of the Company and its affiliated companies all secret or confidential information, knowledge or data relating to MECH or the Company or any of its affiliated companies and their respective businesses (including, without limitation, any proprietary and not publicly available information concerning any processes, methods, trade secrets, research, secret data, costs or names of users or purchasers of their respective products or services, business methods, operating procedures or programs or methods of promotion and sale) that you obtain or obtained during your employment by MECH or the Company or any of the affiliated companies and that is not public knowledge (other than as a result of your violation of this paragraph 1(a)) ("Confidential Information"). For the purposes of this paragraph 1(a), information shall not be deemed to be publicly available merely because it is embraced by general disclosures or because individual features or combinations thereof are publicly available. You will not communicate, divulge or disseminate Confidential Information at any time during or after your employment with the Company or any of the affiliated companies, except with the prior written consent of the Company, or as otherwise required by law or legal process. All records, files, memoranda, reports, customer lists, drawings, plans, documents and the like that you use, prepare or come into contact with during the course of your employment shall remain the sole property of the Company or one or more of the affiliated companies, as applicable, and shall be turned over to the Company or such affiliated company, as applicable, upon termination of your employment.

                  (b) Nonsolicitation. You agree that you will not, at any time during the Restricted Period (as defined in paragraph 1(c) below), without the prior written consent of the Company, directly or indirectly employ, or solicit the employment of (whether as an employee, officer, director, agent, consultant or independent contractor), any person who was or is at any time during the previous 12 months an employee, representative, officer or director of the Company or any of its affiliated companies (except for such employment by the Company or any of its affiliated companies). You agree that you will not, at any time during the Restricted Period, directly or indirectly, attempt in any manner to persuade any client or customer of the Company or its affiliated companies to cease to do business or to reduce the amount of business which any such client or customer has customarily done or contemplates doing with the Company or its affiliated companies, whether or not the relationship between the Company or such affiliated company and such client or customer was originally established, in whole or in part, through your efforts, or to solicit business of

Brian Orenstein
January 10, 2000
Page 2

any such client or customer of the Company or its affiliated companies, unless such solicitation is rendered on the behalf of, and in furtherance of the business of, the Company.

                  (c) Noncompetition. During the Restricted Period (as defined below), you shall not, without the prior written consent of the Chief Executive Officer of the Company, engage in or become associated with a Competitive Activity. For purposes of this paragraph 1: (i) the "Restricted Period" means the period commencing on the Effective Time and ending on the nine-month anniversary of the Effective Time; (ii) a "Competitive Activity" means any business or other endeavor, in any county in Connecticut, that is engaged in the banking business, whether as a bank, a savings and loan, a savings bank, a credit union, mortgage company, bank holding company, savings and loan holding company or other depositary institution holding company in such jurisdiction as of the Effective Time or any time thereafter; and (iii) you will be considered to have become "associated with a Competitive Activity" if you become directly or indirectly involved as an owner, principal, employee, officer, director, independent contractor, representative, stockholder, financial backer, agent, partner, advisor, lender, or in any other individual or representative capacity with any individual, partnership, corporation or other organization that is engaged in a Competitive Activity. Notwithstanding the foregoing, you may make and retain investments during the Restricted Period in less than one percent of the equity of any entity engaged in a Competitive Activity, if such equity is listed on a national securities exchange or regularly traded in an over-the-counter market.

                  2. In consideration for your agreement not to engage in the activities set forth in paragraph 1, the Company hereby agrees to pay you an amount (the "Non-Compete Amount"), currently valued by the parties at $102,916, to be paid in equal monthly installments over the duration of the Restricted Period, provided that such payments shall not commence until such time as you are no longer providing services to the Company or its affiliated companies. The parties hereby agree to reconfirm and, to the extent necessary or permissible, modify in writing the Non-Compete Amount and the duration of the Restricted Period on or before the date on which the Effective Time is expected to occur.

                  3. In the event payments to you under this Agreement and with or pertaining to any other plan, agreement or arrangement of the Company or MECH (the "Total Payments"), are determined by a final and nonappealable order of a court of competent jurisdiction or a final settlement approved by the Company to be subject to the excise tax (the "Excise Tax") under Section 4999 of the Internal Revenue Code (the "Code"), the Company shall pay to you within 30 days of such determination an additional amount such that the net amount retained by you, after deduction of the Excise Tax on Total Payments and any federal and state income tax and Excise Tax upon the payment provided for by this paragraph 3, shall be equal to the Total Payments. The parties agree that any calculations required pursuant to this paragraph 3 shall be made by the Company; provided, however, that if you object in writing to the Company's determination within 60 days, the determination shall be made by a "Big Five" accounting firm selected by the Company and subject to your reasonable consent. The determination made by such accounting firm shall be binding on you and the Company. The parties further agree that they shall reasonably cooperate with each other in connection with any administrative or judicial proceedings concerning the existence or liability for Excise Tax with respect to the amounts payable hereunder. The Company agrees to indemnify you and hold you harmless for any penalties, interest or expenses you reasonably incur in the event it is determined that Excise Tax is owed. You hereby agree that you will not take any position on your income tax return or otherwise that is inconsistent with the positions of the Company with respect to the treatment of any payment, including the Non-Compete Amount, which may be contended is a "parachute payment" under Section 280G of the Code.

Brian Orenstein
January 10, 2000
Page 3

                  4. In accordance with Section 1(a) of the Change in Control Agreement between MECH and you dated as of June 28, 1996, as amended as of January 1, 1998 (the "Prior Agreement"), as soon as reasonably practicable following the Effective Time and within 30 days of the Effective Time, the Company shall make a lump sum payment to you equal to $381,833, subject to reduction as provided for in Sections 1(e) and 1(f) of the Prior Agreement. Upon the Company's request given in writing not less than 45 days prior to the Effective Time, you hereby agree that you will provide services to the Company on the same basis as you provided services to MECH immediately prior to the Effective Time, for a period of up to six months following the Effective Time, at your current base pay; provided, however, that in the event you receive and accept a bona fide employment opportunity that is not in violation of the covenants set forth in paragraph 1 hereof, you may terminate your employment before the end of the period requested by the Company, but in no event earlier than the 90th day following the Effective Time.

                  5. In the event of a breach or threatened breach of paragraph 1, you agree that the Company shall be entitled to injunctive relief in a court of appropriate jurisdiction to remedy any such breach or threatened breach, and you acknowledge that damages would be inadequate and insufficient. With respect to any provision of paragraph 1 finally determined by a court of competent jurisdiction to be unenforceable, you and the Company hereby agree that such court shall have jurisdiction to reform this Agreement or any provision hereof so that it is enforceable to the maximum extent permitted by law, and the parties agree to abide by such court's determination. If any of the covenants of paragraph 1 are determined to be wholly or partially unenforceable in any jurisdiction, such determination shall not be a bar to or in any way diminish the rights of the Company to enforce any such covenant in any other jurisdiction.

                  6.  The   existence   of  Excise  Tax  shall  not  affect  the
obligations  of  the  parties  to  perform  their  respective   covenants  under
paragraphs 1 and 2.

                  7. This Agreement shall be governed by and subject to the jurisdiction of the laws of the State of Connecticut applicable to contracts made and to be performed within such State.

                  8. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement may not be amended or terminated without the prior written consent of the parties hereto, provided that the parties agree to the modifications or amendments as are contemplated by paragraph 2. In the event of your death after the Effective Time, the Non-Compete Amount shall be payable to your beneficiaries or your estate. In the event of non-payment hereof by the Company, you shall be entitled to payment of counsel fees and expenses to enforce the Company's obligations as provided in Section 1(d) of the Prior Agreement.

                  9. This Agreement shall terminate and have no further force and effect without liability of any kind to any of the parties hereto, upon termination of the Merger Agreement without consummation of the merger contemplated thereby. Immediately following the Effective Time, this Agreement shall supersede any other employment, severance or change of control agreement between you and MECH, including, without limitation, the Prior Agreement. As used in this Agreement, the term "affiliated companies" shall include any company controlled by, controlling or under common control with the Company.

Brian Orenstein
January 10, 2000
Page 4

                  10. The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                                  Very truly yours,


                                  WEBSTER FINANCIAL CORPORATION


                                  By: /s/ James C. Smith
                                  -----------------------------
                                      James C. Smith

Accepted and Agreed to:


 /s/ Brian A. Orenstein
-----------------------------
Brian Orenstein


Accepted and Agreed to:

MECH FINANCIAL, INC.


By:      /s/ Edgar C. Gerwig
   -----------------------------
         President

                          WEBSTER FINANCIAL CORPORATION
                                  Webster Plaza
                             Waterbury, Connecticut

                                January 10, 2000

Richard Stout
MECH Financial, Inc.
100 Peal Street
Hartford, Connecticut 06103

Dear Mr. Stout:

                  1. In consideration for the payments set forth in paragraph 2 hereof, you hereby agree that for a period of nine months commencing upon the day following the consummation (the "Effective Time") of the transactions contemplated by the Agreement and Plan of Merger by and between Webster Financial Corporation (the "Company") and MECH Financial, Inc. ("MECH"), dated as of December 1, 1999 (the "Merger Agreement"), you will adhere to the restrictions and limitations set forth herein.

                  (a) Confidential Information. You will hold in a fiduciary capacity for the benefit of the Company and its affiliated companies all secret or confidential information, knowledge or data relating to MECH or the Company or any of its affiliated companies and their respective businesses (including, without limitation, any proprietary and not publicly available information concerning any processes, methods, trade secrets, research, secret data, costs or names of users or purchasers of their respective products or services, business methods, operating procedures or programs or methods of promotion and sale) that you obtain or obtained during your employment by MECH or the Company or any of the affiliated companies and that is not public knowledge (other than as a result of your violation of this paragraph 1(a)) ("Confidential Information"). For the purposes of this paragraph 1(a), information shall not be deemed to be publicly available merely because it is embraced by general disclosures or because individual features or combinations thereof are publicly available. You will not communicate, divulge or disseminate Confidential Information at any time during or after your employment with the Company or any of the affiliated companies, except with the prior written consent of the Company, or as otherwise required by law or legal process. All records, files, memoranda, reports, customer lists, drawings, plans, documents and the like that you use, prepare or come into contact with during the course of your employment shall remain the sole property of the Company or one or more of the affiliated companies, as applicable, and shall be turned over to the Company or such affiliated company, as applicable, upon termination of your employment.

                  (b) Nonsolicitation. You agree that you will not, at any time during the Restricted Period (as defined in paragraph 1(c) below), without the prior written consent of the Company, directly or indirectly employ, or solicit the employment of (whether as an employee, officer, director, agent, consultant or independent contractor), any person who was or is at any time during the previous 12 months an employee, representative, officer or director of the Company or any of its affiliated companies (except for such employment by the Company or any of its affiliated companies). You agree that you will not, at any time during the Restricted Period, directly or indirectly, attempt in any manner to persuade any client or customer of the Company or its affiliated companies to cease to do business or to reduce the amount of business which any such client or customer has customarily done or contemplates doing with the Company or its affiliated companies, whether or not the relationship between the Company or such affiliated company and such client or customer was originally established, in whole or in part, through your efforts, or to solicit business of any such client or customer of the Company or its affiliated

Richard Stout
January 10, 2000
Page 2

companies, unless such solicitation is rendered on the behalf of, and in furtherance of the business of, the Company.

                  (c) Noncompetition. During the Restricted Period (as defined below), you shall not, without the prior written consent of the Chief Executive Officer of the Company, engage in or become associated with a Competitive Activity. For purposes of this paragraph 1: (i) the "Restricted Period" means the period commencing on the Effective Time and ending on the nine-month anniversary of the Effective Time; (ii) a "Competitive Activity" means any business or other endeavor, in any county in Connecticut (other than outside the Town of Old Lyme in Windham or New London County), that is engaged in the banking business, whether as a bank, a savings and loan, a savings bank, a credit union, mortgage company, bank holding company, savings and loan holding company or other depositary institution holding company in such jurisdiction as of the Effective Time or any time thereafter; and (iii) you will be considered to have become "associated with a Competitive Activity" if you become directly or indirectly involved as an owner, principal, employee, officer, director, independent contractor, representative, stockholder, financial backer, agent, partner, advisor, lender, or in any other individual or representative capacity with any individual, partnership, corporation or other organization that is engaged in a Competitive Activity. Notwithstanding the foregoing, you may make and retain investments during the Restricted Period in less than one percent of the equity of any entity engaged in a Competitive Activity, if such equity is listed on a national securities exchange or regularly traded in an over-the-counter market.

                  2. In consideration for your agreement not to engage in the activities set forth in paragraph 1, the Company hereby agrees to pay you an amount (the "Non-Compete Amount"), currently valued by the parties at $146,979, to be paid in equal monthly installments over the duration of the Restricted Period, provided that such payments shall not commence until such time as you are no longer providing services to the Company or its affiliated companies. The parties hereby agree to reconfirm and, to the extent necessary or permissible, modify in writing the Non-Compete Amount and the duration of the Restricted Period on or before the date on which the Effective Time is expected to occur.

                  3. In the event payments to you under this Agreement and with or pertaining to any other plan, agreement or arrangement of the Company or MECH (the "Total Payments"), are determined by a final and nonappealable order of a court of competent jurisdiction or a final settlement approved by the Company to be subject to the excise tax (the "Excise Tax") under Section 4999 of the Internal Revenue Code (the "Code"), the Company shall pay to you within 30 days of such determination an additional amount such that the net amount retained by you, after deduction of the Excise Tax on Total Payments and any federal and state income tax and Excise Tax upon the payment provided for by this paragraph 3, shall be equal to the Total Payments. The parties agree that any calculations required pursuant to this paragraph 3 shall be made by the Company; provided, however, that if you object in writing to the Company's determination within 60 days, the determination shall be made by a "Big Five" accounting firm selected by the Company and subject to your reasonable consent. The determination made by such accounting firm shall be binding on you and the Company. The parties further agree that they shall reasonably cooperate with each other in connection with any administrative or judicial proceedings concerning the existence or liability for Excise Tax with respect to the amounts payable hereunder. The Company agrees to indemnify you and hold you harmless for any penalties, interest or expenses you reasonably incur in the event it is determined that Excise Tax is owed. You hereby agree that you will not take any position on your income tax return or otherwise that is inconsistent with the positions of the Company with respect to the treatment of any payment, including the Non-Compete Amount, which may be contended is a "parachute payment" under Section 280G of the Code.

Richard Stout
January 10, 2000
Page 3


                  4. In accordance with Section 1(a) of the Change in Control Agreement between MECH and you dated as of June 28, 1996, as amended as of January 1, 1998 (the "Prior Agreement"), as soon as reasonably practicable following the Effective Time and within 30 days of the Effective Time, the Company shall make a lump sum payment to you equal to $ 570,875, subject to reduction as provided for in Sections 1(e) and 1(f) of the Prior Agreement. Upon the Company's request given in writing not less than 45 days prior to the Effective Time, you hereby agree that you will provide services to the Company on the same basis as you provided services to MECH immediately prior to the Effective Time, for a period of up to six months following the Effective Time, at your current base pay; provided, however, that in the event you receive and accept a bona fide employment opportunity that is not in violation of the covenants set forth in paragraph 1 hereof, you may terminate your employment before the end of the period requested by the Company, but in no event earlier than the 90th day following the Effective Time.

                  5. In the event of a breach or threatened breach of paragraph 1, you agree that the Company shall be entitled to injunctive relief in a court of appropriate jurisdiction to remedy any such breach or threatened breach, and you acknowledge that damages would be inadequate and insufficient. With respect to any provision of paragraph 1 finally determined by a court of competent jurisdiction to be unenforceable, you and the Company hereby agree that such court shall have jurisdiction to reform this Agreement or any provision hereof so that it is enforceable to the maximum extent permitted by law, and the parties agree to abide by such court's determination. If any of the covenants of paragraph 1 are determined to be wholly or partially unenforceable in any jurisdiction, such determination shall not be a bar to or in any way diminish the rights of the Company to enforce any such covenant in any other jurisdiction.

                  6.  The   existence   of  Excise  Tax  shall  not  affect  the
obligations  of  the  parties  to  perform  their  respective   covenants  under
paragraphs 1 and 2.

                  7. This Agreement shall be governed by and subject to the jurisdiction of the laws of the State of Connecticut applicable to contracts made and to be performed within such State.

                  8. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement may not be amended or terminated without the prior written consent of the parties hereto, provided that the parties agree to the modifications or amendments as are contemplated by paragraph 2. In the event of your death after the Effective Time, the Non-Compete Amount shall be payable to your beneficiaries or your estate. In the event of non-payment hereof by the Company, you shall be entitled to payment of counsel fees and expenses to enforce the Company's obligations as provided in Section 1(d) of the Prior Agreement.

                  9. This Agreement shall terminate and have no further force and effect without liability of any kind to any of the parties hereto, upon termination of the Merger Agreement without consummation of the merger contemplated thereby. Immediately following the Effective Time, this Agreement shall supersede any other employment, severance or change of control agreement between you and MECH, including, without limitation, the Prior Agreement. As used in this Agreement, the term "affiliated companies" shall include any company controlled by, controlling or under common control with the Company.

Richard Stout
January 10, 2000
Page 4


                  10. The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                                    Very truly yours,


                                    WEBSTER FINANCIAL CORPORATION


                                    By: /s/ James C. Smith
                                       -----------------------------
                                       James C. Smith


Accepted and Agreed to:


/s/ Richard. W. Stout, Jr.
--------------------------
Richard W. Stout, Jr.


Accepted and Agreed to:

MECH FINANCIAL, INC.


By:      /s/ Edgar C. Gerwig
    --------------------------
         President

                          WEBSTER FINANCIAL CORPORATION
                                  Webster Plaza
                             Waterbury, Connecticut

                                January 10, 2000

Thomas Wood
MECH Financial, Inc.
100 Peal Street
Hartford, Connecticut 06103

Dear Mr. Wood:

                  1. In consideration for the payments set forth in paragraph 2 hereof, you hereby agree that for a period of nine months commencing upon the day following the consummation (the "Effective Time") of the transactions contemplated by the Agreement and Plan of Merger by and between Webster Financial Corporation (the "Company") and MECH Financial, Inc. ("MECH"), dated as of December 1, 1999 (the "Merger Agreement"), you will adhere to the restrictions and limitations set forth herein.

                  (a) Confidential Information. You will hold in a fiduciary capacity for the benefit of the Company and its affiliated companies all secret or confidential information, knowledge or data relating to MECH or the Company or any of its affiliated companies and their respective businesses (including, without limitation, any proprietary and not publicly available information concerning any processes, methods, trade secrets, research, secret data, costs or names of users or purchasers of their respective products or services, business methods, operating procedures or programs or methods of promotion and sale) that you obtain or obtained during your employment by MECH or the Company or any of the affiliated companies and that is not public knowledge (other than as a result of your violation of this paragraph 1(a)) ("Confidential Information"). For the purposes of this paragraph 1(a), information shall not be deemed to be publicly available merely because it is embraced by general disclosures or because individual features or combinations thereof are publicly available. You will not communicate, divulge or disseminate Confidential Information at any time during or after your employment with the Company or any of the affiliated companies, except with the prior written consent of the Company, or as otherwise required by law or legal process. All records, files, memoranda, reports, customer lists, drawings, plans, documents and the like that you use, prepare or come into contact with during the course of your employment shall remain the sole property of the Company or one or more of the affiliated companies, as applicable, and shall be turned over to the Company or such affiliated company, as applicable, upon termination of your employment.

                  (b) Nonsolicitation. You agree that you will not, at any time during the Restricted Period (as defined in paragraph 1(c) below), without the prior written consent of the Company, directly or indirectly employ, or solicit the employment of (whether as an employee, officer, director, agent, consultant or independent contractor), any person who was or is at any time during the previous 12 months an employee, representative, officer or director of the Company or any of its affiliated companies (except for such employment by the Company or any of its affiliated companies). You agree that you will not, at any time during the Restricted Period, directly or indirectly, attempt in any manner to persuade any client or customer of the Company or its affiliated companies to cease to do business or to reduce the amount of business which any such client or customer has customarily done or contemplates doing with the Company or its affiliated companies, whether or not the relationship between the Company or such affiliated company and such client or customer was originally established, in whole or in part, through your efforts, or to solicit business of any such client or customer of the Company or its affiliated companies, unless such solicitation is rendered on the behalf of, and in furtherance of the business of, the Company.

Thomas Wood
January 10, 2000
Page 2

                  (c) Noncompetition. During the Restricted Period (as defined below), you shall not, without the prior written consent of the Chief Executive Officer of the Company, engage in or become associated with a Competitive Activity. For purposes of this paragraph 1: (i) the "Restricted Period" means the period commencing on the Effective Time and ending on the nine-month anniversary of the Effective Time; (ii) a "Competitive Activity" means any business or other endeavor, in any county in Connecticut, that is engaged in the banking business, whether as a bank, a savings and loan, a savings bank, a credit union, mortgage company, bank holding company, savings and loan holding company or other depositary institution holding company in such jurisdiction as of the Effective Time or any time thereafter; and (iii) you will be considered to have become "associated with a Competitive Activity" if you become directly or indirectly involved as an owner, principal, employee, officer, director, independent contractor, representative, stockholder, financial backer, agent, partner, advisor, lender, or in any other individual or representative capacity with any individual, partnership, corporation or other organization that is engaged in a Competitive Activity. Notwithstanding the foregoing, you may make and retain investments during the Restricted Period in less than one percent of the equity of any entity engaged in a Competitive Activity, if such equity is listed on a national securities exchange or regularly traded in an over-the-counter market.

                  2. In consideration for your agreement not to engage in the activities set forth in paragraph 1, the Company hereby agrees to pay you an amount (the "Non-Compete Amount"), currently valued by the parties at $211,746, to be paid in equal monthly installments over the duration of the Restricted Period, provided that such payments shall not commence until such time as you are no longer providing services to the Company or its affiliated companies. The parties hereby agree to reconfirm and, to the extent necessary or permissible, modify in writing the Non-Compete Amount and the duration of the Restricted Period on or before the date on which the Effective Time is expected to occur.

                  3. In the event payments to you under this Agreement and with or pertaining to any other plan, agreement or arrangement of the Company or MECH (the "Total Payments"), are determined by a final and nonappealable order of a court of competent jurisdiction or a final settlement approved by the Company to be subject to the excise tax (the "Excise Tax") under Section 4999 of the Internal Revenue Code (the "Code"), the Company shall pay to you within 30 days of such determination an additional amount such that the net amount retained by you, after deduction of the Excise Tax on Total Payments and any federal and state income tax and Excise Tax upon the payment provided for by this paragraph 3, shall be equal to the Total Payments. The parties agree that any calculations required pursuant to this paragraph 3 shall be made by the Company; provided, however, that if you object in writing to the Company's determination within 60 days, the determination shall be made by a "Big Five" accounting firm selected by the Company and subject to your reasonable consent. The determination made by such accounting firm shall be binding on you and the Company. The parties further agree that they shall reasonably cooperate with each other in connection with any administrative or judicial proceedings concerning the existence or liability for Excise Tax with respect to the amounts payable hereunder. The Company agrees to indemnify you and hold you harmless for any penalties, interest or expenses you reasonably incur in the event it is determined that Excise Tax is owed. You hereby agree that you will not take any position on your income tax return or otherwise that is inconsistent with the positions of the Company with respect to the treatment of any payment, including the Non-Compete Amount, which may be contended is a "parachute payment" under Section 280G of the Code.

                  4. In accordance with Section 1(a) of the Change in Control Agreement between MECH and you dated as of June 28, 1996, as amended as of January 1, 1998 (the "Prior Agreement"), as soon as reasonably practicable following the Effective Time and within 30 days of the Effective Time, the Company shall make a lump sum payment to you equal to $599,122, subject to reduction as provided for in Sections 1(e) and 1(f) of the Prior Agreement. Upon the

Thomas Wood
January 10, 2000
Page 3


Company's request given in writing not less than 45 days prior to the Effective Time, you hereby agree that you will provide services to the Company on the same basis as you provided services to MECH immediately prior to the Effective Time, for a period of up to six months following the Effective Time, at your current base pay; provided, however, that in the event you receive and accept a bona fide employment opportunity that is not in violation of the covenants set forth in paragraph 1 hereof, you may terminate your employment before the end of the period requested by the Company, but in no event earlier than the 90th day following the Effective Time.

                  5. In the event of a breach or threatened breach of paragraph 1, you agree that the Company shall be entitled to injunctive relief in a court of appropriate jurisdiction to remedy any such breach or threatened breach, and you acknowledge that damages would be inadequate and insufficient. With respect to any provision of paragraph 1 finally determined by a court of competent jurisdiction to be unenforceable, you and the Company hereby agree that such court shall have jurisdiction to reform this Agreement or any provision hereof so that it is enforceable to the maximum extent permitted by law, and the parties agree to abide by such court's determination. If any of the covenants of paragraph 1 are determined to be wholly or partially unenforceable in any jurisdiction, such determination shall not be a bar to or in any way diminish the rights of the Company to enforce any such covenant in any other jurisdiction.

                  6.  The   existence   of  Excise  Tax  shall  not  affect  the
obligations  of  the  parties  to  perform  their  respective   covenants  under
paragraphs 1 and 2.

                  7. This Agreement shall be governed by and subject to the jurisdiction of the laws of the State of Connecticut applicable to contracts made and to be performed within such State.

                  8. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement may not be amended or terminated without the prior written consent of the parties hereto, provided that the parties agree to the modifications or amendments as are contemplated by paragraph 2. In the event of your death after the Effective Time, the Non-Compete Amount shall be payable to your beneficiaries or your estate. In the event of non-payment hereof by the Company, you shall be entitled to payment of counsel fees and expenses to enforce the Company's obligations as provided in Section 1(d) of the Prior Agreement.

                  9. This Agreement shall terminate and have no further force and effect without liability of any kind to any of the parties hereto, upon termination of the Merger Agreement without consummation of the merger contemplated thereby. Immediately following the Effective Time, this Agreement shall supersede any other employment, severance or change of control agreement between you and MECH, including, without limitation, the Prior Agreement. As used in this Agreement, the term "affiliated companies" shall include any company controlled by, controlling or under common control with the Company.

Thomas Wood
January 10, 2000
Page 4


                  10. The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                                    Very truly yours,


                                    WEBSTER FINANCIAL CORPORATION


                                    By: /s/ James C. Smith
                                       -----------------------------
                                       James C. Smith


Accepted and Agreed to:


     /s/ Thomas M. Wood
-----------------------------
         Thomas Wood


Accepted and Agreed to:

MECH FINANCIAL, INC.


By:      /s/ Edgar C. Gerwig
    -----------------------------
         President